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                                                                    Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements (No. 333-60235, 333-60917, 33-22235, 33-31387, 33-66230, and 33-86592) of Wireless
WebConnect!, Inc. (formerly Intellicall, Inc.) on Form S-8 of our report dated March 29, 2002, appearing in this Annual Report on Form 10-K of Wireless WebConnect!, Inc. for the year ended December 31, 2001.



DELOITTE & TOUCHE LLP

Dallas, Texas
April 16, 2002